                                                                    EXHIBIT 23.1


                               CONSENT OF COUNSEL



         We hereby consent to the use of our opinion included herein and to all references to this firm under the heading "Legal Matters" in the Prospectus constituting a part of this Registration Statement of BankAtlantic Bancorp, Inc. on Form S-3.





                                        STEARNS WEAVER MILLER WEISSLER
                                        ALHADEFF & SITTERSON, P.A.





Miami, Florida
June 3, 1996